UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                  Washington D.C., 20549

                         Form 8-K

                      CURRENT REPORT


          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 10, 1996


              Commission file number 0-16734


                  C.E.C. INDUSTRIES CORP.
    (Exact name of registrant as specified in charter)

             Nevada                                  87-0217252
        (State of other jurisdiction of              (I.R.S. Employer
        incorporation or organization)               Identification Number)

        23 Cactus Garden Drive, F-60
        Green Valley (Henderson), Nevada             89014
        (Address of Principal Executive Office)      (Zip Code)
                      (702) 893-4747
   (Registrant's Telephone Number, Including Area Code)

                        Copies To:
                       Gerald Levine
                         President
               23 Cactus Garden Drive, F-23
                  Henderson, Nevada 89014
                      (702)893-4747

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C.E.C. Industries Corp. Page 2

Item No 1    Changes in Control of Registrant.

No events to report.

Item No. 2.  Acquisition or Disposition of Assets.

The Board of Directors of the Company have signed a Mutual Release and Hold Harmless Agreement, with it's subsidiary Moonridge Development Corp. And DSM Golf Enterprises, Inc. and Charles McHaffie. This agreement released the Company's interest in Moonridge Development Corp.

The Company regained title to all the lands owned by Moonridge Development Corp., and retained its 24.5% interest in the Victory Village Partnership.

Item No. 3.  Bankruptcy or Receivership.

No events to report.

Item No. 4.  Changes in Registrant's Certifying Accountant.

No events to report.

Item No. 5.  Other Events.

No events to report.

Item No. 6.  Resignation of Registrant's Directors.

No events to report.

Item No. 7. Financial Statements, Proforma Financial Information and Exhibits.

        Exhibit - Mutual Release and Hold Harmless
        Exhibit - Assignment of Partnership Interests and Bill of Sale Exhibit - Assignment and Bill of Sale
        Exhibit - Proforma Balance Sheet
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C.E.C. Industries Corp. Page Three



                       SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


C.E.C. Industries Corp.



By: /s/Gerald Levine        Dated:   November 29, 1996
       Gerald Levine, President

                           MUTUAL RELEASE AND HOLD HARMLESS
It is agreed between the parties hereto, CEC INDUSTRIES, INC. ("CEC"), MOONRIDGE DEVELOPMENT CORP. ("MOONRIDGE") and DSM GOLF
ENTERPRISES, INC. ("DSM, including CHARLES McHAFFIE, its agent), who mutually agree as follows:

1. In consideration of the execution of this Release by all parties, EACH PARTY hereto agrees to RELEASE AND FOREVER DISCHARGE the other parties, and each of them and their Affiliates (including, but not limited to the agents, representatives, officers (in their individual and corporate capacities), employees, brokers, attorneys, accountants, servants, masters, spouses, partners, affiliated and related entities, stockholders, directors, advisors, consultants, heirs, administrators, executors, successors and assigns, individually and collectively, jointly and severally) and to extinguish their mutual and/or exclusive rights and claims (arising from their disputes and differences as to the rights, duties and obligations they may now or hereafter have with each other, and from any and all past, present, further and future claims, demands, expenses, costs, injuries, losses, charges, assessments, liens, lawsuits and/or causes of action that each may or might have against the others and their successors wether known or unknown, fixed or contingent, disclosed or not, foreseen or unforeseen, patent or latent, by reason of the payment of nonpayment of funds, disclosures and failures to disclose, representations and misrepresentations, warranties and breaches of warranties, regarding VICTORY VILLAGE
ASSOCIATES, LTD. III, the VICTORY VILLAGE APARTMENTS, MISSION
VALLEY MINI-STORAGE, the MESA property, the operation and business of CEC and MOONRIDGE to this date, and each party agrees that any claim it may have had is paid, discharged and satisfied in full by the execution of this Release.

2. Each party understands that there is a risk that, subsequent to the execution of this Release, it may suffer or incur a loss, damage and/or expense which is in some way related hereto, but to it was unknown, unanticipated and/or incapable of being ascertained at the time this Agreement is signed, and that said loss, damage and/or expense is far more serious than any party may have expected.

3. This Release shall control, even if it is often stated that "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release which if known by him must have materially affected his settlement with the debtor", and shall be a full and final settlement of said dispute, claim, or cause of action, past, present or future. This Release shall act as a full and final release of future claims that may arise from the above-mentioned dispute wither such claims are currently known, unknown, foreseen, unforeseen, disclosed or undisclosed. The parties understand and acknowledge the significance and consequence of such specific waiver and hereby ASSUME FULL RESPONSIBILITY for any injuries, damages, losses, or liability that they may hereafter incur from the above-specified dispute.

4. Additionally, each party agrees to INDEMNIFY and to hold the others SAFE AND HARMLESS from any claims, demands, expenses, costs, injuries, losses, charges, assessments, liens, lawsuits and/or causes of action including attorneys fees, arising out of the matters set forth herein, and this Release as it is implemented.

5. If it becomes necessary to commence legal action to implement and enforce the terms of this Release, the prevailing party in said action shall be awarded reasonable attorney's fees and Court Costs, including fees and costs of appeal, as well as any other cost reasonable related thereto.

                  READ CAREFULLY BEFORE SIGNING

                                 CEC INDUSTRIES, INC.

Dated:         5/30/96              /s/ Gerry Levine
                                 By GERRY LEVINE, President

                                          signed
                                 By MARIE LEVINE, Secretary

                                 DSM GOLF, INC.

Dated:        5/29/96               /s/ Charles McHaffie
                                 By CHARLES McHAFFIE, Agent

                                 MOONRIDGE DEVELOPMENT
CORP.

Dated:         5/29/96              /s/Scott L. Johnson
                                 By SCOTT L. JOHNSON, President

Dated:         5/29/96              /s/Michael Schirmer
                                 By MICHAEL SCHIRMER, Secretary

                   ASSIGNMENT OF PARTNERSHIP INTERESTS
                                 And BILL OF SALE

MOONRIDGE DEVELOPMENT CORP., for consideration given and received, does hereby grant and assign to CEC INDUSTRIES, INC. All of Moonridge's right, title and interest in and to the limited partnership interest of 24.5% of the VICTORY VILLAGE ASSOCIATES, LTD. III. This document constitutes a Bill of Sale for the afore-described property. This assignment is irrevocable, but is assignable.



                                 MOONRIDGE DEVELOPMENT
CORP.


Dated:             5/29/96          /s/Scott L. Johnson
                                 By SCOTT L. JOHNSON, President



Dated:            5/29/96           /s/Michael Schirmer
                                 By MICHAEL SCHIRMER, Secretary

NOTARY

                                              ASSIGNMENT and BILL OF SALE


CEC INDUSTRIES, INC. ("CEC"), for consideration given and received, does hereby grant and assign to PRAETORIAN, INTL., LTD., or its assignee, all of its right, title and interest in and to 75% of the outstanding common stock of MOONRIDGE DEVELOPMENT CORP. As existed as of March 31, 1996. This document constitutes a Bill of Sale for the afore-described property. This assignment is irrevocable, but is assignable.


                                      CEC INDUSTRIES, INC.



Dated:         5/30/96                   /s/Gerry Levine
                                      By GERRY LEVINE, President

Dated:         5/30/96                   /s/Marie Levine
                                      By MARIE LEVINE, Secretary



NOTARY

                           C.E.C. INDUSTRIES CORP.
                     PROFOMA CONSOLIDATED BALANCE SHEETS


                                   ASSETS


                                                     June 30,
                                                        1996

CURRENT ASSETS                                       $   204,117

PROPERTY, PLANT AND EQUIPMENT:                              33,184

INVESTMENT IN UNDEVELOPED REAL ESTATE                  2,628,161

OTHER ASSETS:                                          6,101,147

TOTAL ASSETS                                    $8,965,609


                    LIABILITIES AND STOCKHOLDERS' EQUITY


                                                      June 30,
                                                        1996

ACCOUNTS PAYABLE                                     $   126,030

NOTES PAYABLE                                          1,680,623

LINE OF CREDIT                                                                0

OTHER CURRENT LIABILITIES                                          544,830

SHAREHOLDER'S EQUITY                                   6,614,126

TOTAL LIABILITIES AND EQUITY                                        $8,965,609





                            Prepared Without Audit
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